Exhibit 99.2

Perspectives and Observations on COVID - 19 Impact March 24, 2020 35 CambridgePark Drive Boston, MA

Introduction ■ The COVID - 19 pandemic continues to rapidly evolve daily, and although its ultimate outcome is uncertain, we would like to share our current observations and perspectives on each of our three core business segments, along with an update on development and our balance sheet and liquidity. ■ We previously disclosed in our March 16, 2020 presentation titled “Perspectives and Observations on COVID - 19 Impact” that our guidance issued on February 11, 2020 did not include any adverse impact from the COVID - 19 outbreak. Accordingly, we had withdrawn such guidance. When the extent and timing of the outbreak becomes more clear, and we are then in a position to estimate the varying impacts across our diversified portfolio, including an updated sources and uses, we will make additional disclosures and upda te our guidance as appropriate. ■ This presentation is based on our assessment of information available to us as of the current date, and we do not undertake any obligations to provide further updates. Please refer to the “Disclaimers” included on page 9 of this presentation. 2

Senior Housing – Portfolio Observations

Our operating partners continue to manage unprecedented operational and regulatory challenges. Based on our daily communications with our key operators, we note the following:

- **Occupancy:** Move-ins that were previously scheduled have generally continued to occur, but with significantly enhanced safety protocols, including in many cases 14-day quarantines of new residents. However, tours have started to drop significantly and are now being conducted virtually. Therefore, we expect that occupancy will begin to decline in the coming weeks given reduced tours and normal move-out activity.

- **Expenses:** Our operators are experiencing significant cost increases in dealing with the pandemic, most notably in staffing and supply costs.
  - Certain operators are offering significant wage premiums to hourly employees to ensure that required staffing needs are met.
  - With respect to supplies and personal protective equipment, operators are taking actions to avoid shortfalls. Expenses are increasing due to higher costs of scarce supplies and the overall higher usage required to comply with infectious control protocols.

- **Known infections:** Based on the daily reports we receive from our operators, we currently have 7 communities in our portfolio that have confirmed COVID-19 cases. Of these, 6 are in our SHOP portfolio and are managed by Atria or Sunrise, and one is a community on which we have a mortgage loan. In each of the affected communities, rigorous quarantine and isolation procedures have been implemented in close cooperation with local and state health authorities. Regrettably, 5 residents who had confirmed cases of COVID-19 at 2 communities have passed away. We expect that the number of confirmed cases and deaths attributed to COVID-19 will continue to increase until the virus is brought under control nationally.

- **Protocols:** Our operators have continued to increase the intensity of the actions taken to avoid contracting and spreading the virus. These actions include multiple daily temperature checks of residents and employees, limiting entry to essential medical workers, eliminating group activities and outings, and when necessary, isolation of residents in their suites.

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Life Science – Portfolio Observations 4 ■ Life Science in the spotlight : Several Healthpeak tenants are at the forefront in the battle against COVID - 19, from vaccine research & development, to donation of supplies. □ In many jurisdictions, Life Science tenants have been categorized as “essential” businesses allowing them to operate, although often at reduced capacities. □ Longer term, we believe this pandemic will highlight the positive societal impact of the work being done by biotech companies, which will also benefit the industry. ■ Leasing: Beyond local restrictions, current conditions have created challenges with new leasing activity and tours, partially offset by opportunities on renewals due to market uncertainty. □ Delays in completion of tenant improvement projects may impact lease start dates and/or the date at which Healthpeak can reco gni ze revenue. □ On a positive note, we are now 72% pre - leased at 75 Hayden in Boston ( up from 57% on 1Q earnings call) with a new 32,000 sq. ft. lease signed in March. ■ Items we are tracking: □ Impact of likely delays in FDA approvals and clinical trials. □ Capital markets access for tenants. □ Potential expanded reserve to account for rent abatement requests if economic impact of pandemic deepens.

Medical Office – Portfolio Observations 5 ■ Impact on operations varies by market: □ Healthpeak has markets where new leasing activity and tours are proceeding (Phoenix, Denver, Las Vegas) and others that are e xpe riencing some slowdown (Nashville). □ While there are still some in - person tours, brokers are utilizing virtual tours in many markets. We have seen a slowdown in leasing decisions in certain assets, which will delay revenue in these facilities. □ Meetings with hospital executives are occurring digitally / virtually . □ Lower volumes in many of our affiliated hospitals as a result of bans on elective procedures to provide availability for COVID - 19 cases. It is expected that these procedures will take place at a later time. □ On a positive note, planned tenant move - outs are likely to be delayed so retention is likely to increase. □ We have received requests for rent relief which we have declined as our properties are operational and remain accessible for bus iness. ■ Enhanced procedures and protocols by affiliated hospitals and tenants across the portfolio: □ Restricting the number of entry points to our buildings as well as the hospital. □ Screening visitors at building entrances. ■ We are currently supporting COVID - 19 medical efforts by providing available space to hospitals / tenants at no charge: □ Vacant suites are being utilized for screening and isolation. □ Parking lots are being used for drive - through testing.

Development Update 6 ■ General Healthpeak overview : We expect construction spend to decline versus previous expectations in 2020 due to delays in projects from slowdowns in permitting, inspections and potentially mandated construction shutdowns which varies by jurisdiction . □ In general, the majority of jurisdictions have exempted healthcare construction from “Shelter in Place” orders. □ The majority of contractors and subcontractors are ready and willing to work, but sequencing of work zones within a project to maintain social distancing could cause some delays . ■ Life Science : Construction restrictions vary by market and are evolving; broadly, construction activity has slowed but not stopped to - date in our three core markets. □ City of South San Francisco cleared construction of biotech facilities as “essential” and is exempt from “Shelter in Place” orders. The City of Brisbane, where The Shore project is located, is not currently exempting any construction, but we are continuing discussions with them on this issue. □ The Governor of Massachusetts issued a “Stay at Home” order which defined workers who support the construction, operation, inspection and maintenance of construction projects as essential . As a result we expect activity to continue at our 75 Hayden project. □ All construction activity in San Diego is considered “essential” and is exempt from “Shelter in Place” orders . ■ Medical Office: Construction of our 7 HCA development projects is currently progressing at all locations, with the exception of Kansas City where we are researching a “Stay at Home” order to determine if medical office buildings are exempted . □ We are seeing municipalities allowing virtual inspections so projects can move forward. □ We are being proactive with municipalities regarding the possibility of obtaining healthcare exemptions to help keep projects moving. ■ Senior Housing : □ Redevelopment and internal renovation and construction projects have generally been temporarily halted to protect the safety of the residents. In states where it is allowed, external projects where there is no contact with residents have continued, but we expect disruptions and de lays in those projects as well.

Balance Sheet and Liquidity Update

- **Equity Forwards:** We intend to accelerate the settlement of all of our existing equity forwards before the end of the first quarter 2020, resulting in $1.06 billion of proceeds (32.5 million shares; $32.72 weighted average forward price[1]).

- **Liquidity and Leverage:** With the accelerated settlement of the equity forwards, we expect to end the first quarter with net debt to adjusted EBITDA in the high 4x's[2] and $3.3[3] billion of liquidity, including full borrowing capacity on our $2.5 billion unsecured revolving credit facility.

- **Dispositions:** Year-to-date, excluding the Brookdale Transactions which have already closed, we have also closed on $127 million of non-core dispositions. We are currently assessing the remaining ~$375 million of dispositions previously included within guidance, as certain senior housing sales in particular may be delayed.
  - The Frost Street MOB purchase option is expected to be exercised February 2021 at fair market value.
  - The Hoag Hospital Irvine purchase option is expected to be exercised May 2021 at $226 million.

- **Acquisitions:** We expect to close the previously announced $320 million acquisition of The Post in early April. The remaining $480 million of acquisitions previously included within guidance is likely to be delayed.

(1) Weighted average forward price based on overnight bank funding rates as of March 23, 2020.
(2) Reported net debt to adjusted EBITDAre for the fourth quarter of 2019 pro-forma for the Brookdale Transaction, non-core dispositions of $127 million, the settlement of all remaining equity forwards totaling $1.06 billion and repayment of projected revolver balance of approximately $400 million at the end of 1Q20.
(3) Projected liquidity as of March 31, 2020, pro forma for settlement of all remaining equity forward contracts and repayment of outstanding revolver and commercial paper balances. Pro forma for The Post acquisition, projected liquidity would be $3.0 billion.

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Corporate and Human Capital Update 8 ■ Healthpeak shifted to a remote work environment on Monday, March 16, 2020, first and foremost to promote the safety of our team and their family members. ■ The Healthpeak team, including our headquarters and satellite offices, are fully operational, virtually connected and well - positioned for business continuity throughout the COVID - 19 crisis. □ Virtual and remote working technology is maximized to ensure productivity and connectivity throughout the Healthpeak team, as well as with key third party relationships ( e.g., operators, partners, tenants, vendors , etc .). ■ Healthpeak’s crisis management plans, as well as business continuity safeguards, are designed to adapt to the evolving COVID - 19 impact.

Disclaimers This Healthpeak Properties, Inc . (the “Company”) presentation is solely for your information, is subject to change and speaks only as of the date hereof . This presentation is not complete and is only a summary of the more detailed information included elsewhere, including in our Securities and Exchange Commission (“SEC”) filings . No representation or warranty, expressed or implied is made and you should not place undue reliance on the accuracy, fairness or completeness of the information presented . Forward - Looking Statements Statements contained in this presentation, as well as statements made by management, that are not historical facts are "forward - looking statements" within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . Forward - looking statements include, among other things, statements regarding our and our officers’ intent, belief or expectation as identified by the use of words such as “may,” “will,” “project,” “expect,” “believe,” “intend,” “anticipate,” “seek,” “target,” “forecast,” “plan,” “potential,” “estimate,” “could,” “would,” “should” and other comparable and derivative terms or the negatives thereof . Examples of forward - looking statements include, among other things, (i) the impact of COVID - 19 on the Company as a whole, as well as on each of its segments, (ii) the implementation of COVID - 19 procedures and protocols, (iii) occupancy outlooks, (iv) COVID - 19 - related costs, (v) the future impact of COVID - 19 on the Life Science industry, (vi) lease start dates, (vii) future tenant move - ins and move - outs, (viii) projected construction and development and redevelopment activities and spend, (ix) the timing of equity forward settlements, (x) projected purchase option exercises, and (xi) expectations for closing previously announced but not yet closed acquisitions . You should not place undue reliance on these forward - looking statements . Forward - looking statements reflect our current expectations and views about future events and are subject to risks and uncertainties that could significantly affect our future financial condition and results of operations . While forward - looking statements reflect our good faith belief and assumptions we believe to be reasonable based upon current information, we can give no assurance that our expectations or forecasts will be attained . Further, we cannot guarantee the accuracy of any such forward - looking statement contained in this presentation, and such forward - looking statements are subject to known and unknown risks and uncertainties that are difficult to predict . These risks and uncertainties include, but are not limited to : COVID - 19 ’s duration, new information concerning its severity, and actions taken to contain or treat its impact ; the financial condition of the Company’s existing and future tenants, operators and borrowers, including potential bankruptcies and downturns in their businesses, and their legal and regulatory proceedings, which results in uncertainties regarding the Company’s ability to continue to realize the full benefit of such tenants’ and operators’ leases and borrowers’ loans ; the ability of the Company’s existing and future tenants, operators and borrowers to conduct their respective businesses in a manner sufficient to maintain or increase their revenues and manage their expenses in order to generate sufficient income to make rent and loan payments to the Company and the Company’s ability to recover investments made, if applicable, in their operations ; the Company’s concentration in the healthcare property sector, particularly in senior housing, life sciences and medical office buildings, which makes its profitability more vulnerable to a downturn in a specific sector than if the Company were investing in multiple industries ; operational risks associated with third party management contracts, including the additional regulation and liabilities of RIDEA lease structures ; the effect on the Company and its tenants and operators of legislation, executive orders and other legal requirements, including compliance with the Americans with Disabilities Act, fire, safety and health regulations, environmental laws, the Affordable Care Act, licensure, certification and inspection requirements, and laws addressing entitlement programs and related services, including Medicare and Medicaid, which may result in future reductions in reimbursements or fines for noncompliance ; the Company’s ability to identify replacement tenants and operators and the potential renovation costs and regulatory approvals associated therewith ; the risks associated with property development and redevelopment, including costs above original estimates, project delays and lower occupancy rates and rents than expected ; the potential impact of uninsured or underinsured losses ; the risks associated with the Company’s investments in joint ventures and unconsolidated entities, including its lack of sole decision making authority and its reliance on its partners’ financial condition and continued cooperation ; competition for the acquisition and financing of suitable healthcare properties as well as competition for tenants and operators, including with respect to new leases and mortgages and the renewal or rollover of existing leases ; the Company’s or its counterparties’ ability to fulfill obligations, such as financing conditions and/or regulatory approval requirements, required to successfully consummate acquisitions, dispositions, transitions, developments, redevelopments, joint venture transactions or other transactions ; the Company’s ability to achieve the benefits of acquisitions or other investments within expected time frames or at all, or within expected cost projections ; the potential impact on the Company and its tenants, operators and borrowers from current and future litigation matters, including the possibility of larger than expected litigation costs, adverse results and related developments ; changes in federal, state or local laws and regulations, including those affecting the healthcare industry that affect the Company’s costs of compliance or increase the costs, or otherwise affect the operations, of its tenants and operators ; the Company’s ability to foreclose on collateral securing its real estate - related loans ; volatility or uncertainty in the capital markets, the availability and cost of capital as impacted by interest rates, changes in the Company’s credit ratings, and the value of its common stock, and other conditions that may adversely impact the Company’s ability to fund its obligations or consummate transactions, or reduce the earnings from potential transactions ; changes in global, national and local economic and other conditions, including epidemics or pandemics such as the COVID - 19 pandemic ; the Company’s ability to manage its indebtedness level and changes in the terms of such indebtedness ; competition for skilled management and other key personnel ; the Company’s reliance on information technology systems and the potential impact of system failures, disruptions or breaches ; the Company’s ability to maintain its qualification as a real estate investment trust ; and other risks and uncertainties described from time to time in the Company’s SEC filings . Except as required by law, we do not undertake, and hereby disclaim, any obligation to update any forward - looking statements, which speak only as of the date on which they are made . Non - GAAP Financial Measures This presentation contains certain supplemental non - GAAP financial measures . While the Company believes that non - GAAP financial measures are helpful in evaluating its operating performance, the use of non - GAAP financial measures in this presentation should not be considered in isolation from, or as an alternative for, a measure of financial or operating performance as defined by GAAP . We caution you that there are inherent limitations associated with the use of each of these supplemental non - GAAP financial measures as an analytical tool . Additionally, the Company’s computation of non - GAAP financial measures may not be comparable to those reported by other REITs . You can find reconciliations of the non - GAAP financial measures to the most directly comparable GAAP financial measures, to the extent available without unreasonable efforts, in the fourth quarter 2019 Discussion and Reconciliation of Non - GAAP Financial Measures available on our website . 9

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